Supplement dated January 31, 2020 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2017 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Spinnaker® Plus Variable Annuity Prospectus dated December 1, 2004 as supplemented

Notice of Liquidation
BNY Mellon Variable Investment Fund (the "Trust") has authorized the liquidation of the BNY Mellon Variable Investment Fund - Quality Bond Portfolio (the "Portfolio") on or about April 30, 2020 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of the Portfolio shares effective April 28, 2020.
Contract Owners Invested in the Portfolio
You will need to transfer your Contract Value out of the Sub-account invested in the Portfolio and provide us with updated investment instructions by following the procedures described in the contract prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining Contract Value in the Sub-account invested in the Portfolio to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio - Service Class 2.
Until we receive new investment instructions from you, any Purchase Payment received on or after the Liquidation Date and allocated to the Sub-account invested in the Portfolio will be directed to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio - Service Class 2. Dollar cost averaging and Sub-account rebalancing scheduled transfer strategies will continue; but funds intended for the Portfolio will be directed to the Fidelity VIP Government Money Market Portfolio - Service Class 2 until we receive new allocation instructions from you. Appreciation or interest sweep scheduled transfer strategies will be canceled if you had earnings or interest transferred to the Portfolio.